MML SERIES INVESTMENT FUND II

Supplement dated May 30, 2013 to the

Prospectus dated May 1, 2013 and the

MML Managed Bond Fund Summary Prospectus dated May 1, 2013 and the

MML Strategic Emerging Markets Fund Summary Prospectus dated May 1, 2013

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectuses and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectuses and any previous supplements.

The following information replaces the fifth paragraph under Principal Investment Strategies for the MML Managed Bond Fund (page 25 in the Prospectus):

The Fund may also invest in money market securities, including commercial paper. The Fund may enter into repurchase agreement transactions. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund may enter into dollar roll or reverse repurchase agreement transactions.

The following risk factor replaces the Reverse Repurchase Agreement Transaction Risk under Principal Risks for the MML Managed Bond Fund ( page 26 in the Prospectus):

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions may create leverage and subject the Fund to the credit risk of the counterparty.

Effective immediately, the information for Roberto Lampl under the heading Portfolio Managers relating to the MML Strategic Emerging Markets Fund in the section titled Management (page 41 in the Prospectus) is hereby deleted.

Effective immediately, the information for Roberto Lampl of Baring International Investment Limited (“Baring”) found on page 60 in the Prospectus under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds is hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

L8063-13-02

MB 13-01

SEM 13-02

MML SERIES INVESTMENT FUND II

Supplement dated May 30, 2013 to the

Statement of Additional Information dated May 1, 2013

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.

The following information replaces similar information found on page B-25 in the first paragraph under the heading Dollar Roll Transactions in the section titled Additional Investment Policies:

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage.

Effective July 1, 2013, the information pertaining to Mary Wilson Kibbe for Babson Capital Management LLC found on pages B-140 through B-143 in the section titled Appendix C—Additional Portfolio Manager Information is hereby deleted.

Effective immediately, the information for Roberto Lampl related to the MML Strategic Emerging Markets Fund found on page B-146 in the section titled Appendix C—Additional Portfolio Manager Information is hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI L8063-13-01